UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2020

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-08931 (Commission File Number)	95-1678055 (IRS Employer Identification No.)

9333 Balboa Avenue		92123
San Diego, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 7.01.	Regulation FD Disclosure.

On August 28, 2020, Cubic Corporation (the “Company”) announced that, effective immediately, the Company is consolidating its defense business segments by merging the Cubic Mission Solutions (“CMS”) segment with the Cubic Global Defense (“CGD”) segment to form the new Cubic Mission and Performance Solutions (“CMPS”) segment. As a result of this realignment, the Company’s two business segments are Cubic Transportation Systems and Cubic Mission and Performance Solutions and, commencing in the first quarter of the Company’s fiscal year ending September 30, 2021, the Company will report its financial results under these realigned business segments. CMPS will be led by Michael Knowles, Senior Vice President of the Company and President of CGD. In connection with such consolidation, Michael R. Twyman, Senior Vice President of the Company and President of CMS, will be departing the Company.

On August 28, 2020, the Company issued a press release announcing the events set forth herein, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Cubic Corporation Press Release dated August 28, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIC CORPORATION

Date: August 28, 2020	By:	/s/ Hilary L. Hageman
	Name:	Hilary L. Hageman
	Title:	Senior Vice President, General Counsel & Corporate Secretary

3